Item G.1.a.ii. Provision of financial support.

(a) Description of nature of support.

Capital contribution by way of seed funding.

(b) Person providing support.

Baillie Gifford International LLC.

(c) Brief description of relationship between the person providing support and the Registrant.

Baillie Gifford International LLC is an affiliate of Baillie Gifford Overseas Limited (Manager of the Registrant).

(d) Date support provided.

July 21, 2025

(e) Amount of support.

$ 13,460.11

(f) Security supported (if applicable).

N/A

(g) Value of security supported on date support was initiated (if applicable).

N/A

(h) Brief description of reason for support.

Value of seed funding to open Class K & Institutional Class of Baillie Gifford International Smaller Companies Fund, a series of the Registrant. Funding was in place up to and including July 21, 2025.

(i) Term of support.

Undetermined.

(j) Brief description of any contractual restrictions relating to support.

None.